UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2025
Starbucks Corporation
(Exact name of registrant as specified in its charter)

Washington	000-20322	91-1325671
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2401 Utah Avenue South, Seattle, Washington 98134
(Address of principal executive offices) (Zip Code)

(206) 447-1575
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SBUX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Selection 13(a) of the Exchange Act.    ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On March 12, 2025, Starbucks Corporation (the “Company”) held its 2025 Annual Meeting of Shareholders (the “Annual Meeting”). The matters submitted to a vote at the Annual Meeting and the voting results of such matters are as follows:

Proposal 1 - Election of Directors

The Company’s shareholders elected each of the nine directors nominated by the Company’s Board of Directors to serve until the 2026 Annual Meeting of Shareholders or until their successors are duly elected and qualified. The following is a breakdown of the voting results:

Name of Nominee	For	Withheld
Ritch Allison	780,843,413	28,943,341
Andy Campion	782,419,135	27,371,035
Beth Ford	766,555,326	43,292,816
Jørgen Vig Knudstorp	722,996,757	86,220,203
Neal Mohan	788,301,235	21,457,482
Brian Niccol	768,433,940	38,730,140
Daniel Servitje	802,090,762	7,646,606
Mike Sievert	799,285,852	10,481,652
Wei Zhang	788,991,961	20,758,112

Proposal 2 - Advisory Resolution on Executive Compensation

At the Annual Meeting, the shareholders approved, on a nonbinding, advisory basis, the compensation paid to the Company’s named executive officers. The following is a breakdown of the voting results:

For	Against	Abstain	Broker Non-Votes
694,544,143	112,420,714	4,156,436	147,722,569

Proposal 3 - Ratification of the Selection of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for Fiscal Year 2025

At the Annual Meeting, the shareholders approved the ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 29, 2024. The following is a breakdown of the voting results:

For	Against	Abstain	Broker Non-Votes
912,183,923	45,245,113	1,414,826	——

Proposal 4 - Shareholder Proposal Requesting an Annual Report on Discrimination Risks Related to Charitable Giving

At the Annual Meeting, the shareholders did not approve a shareholder proposal requesting an annual report on discrimination risks related to charitable giving. The following is a breakdown of the voting results:

For	Against	Abstain	Broker Non-Votes
6,595,545	796,543,202	7,982,546	147,722,569

Proposal 5 - Shareholder Proposal Regarding Independent Board Chair Requirements

At the Annual Meeting, the shareholders did not approve a shareholder proposal regarding independent board chair requirements. The following is a breakdown of the voting results:

For	Against	Abstain	Broker Non-Votes
124,483,546	684,399,600	2,238,147	147,722,569

Proposal 6 - Shareholder Proposal Requesting a Report on Human Rights Risks Related to Labor Organizing

At the Annual Meeting, the shareholders did not approve a shareholder proposal requesting a report on human rights risks related to labor organizing. The following is a breakdown of the voting results:

For	Against	Abstain	Broker Non-Votes
7,781,547	796,543,775	6,795,971	147,722,569

Proposal 7 - Shareholder Proposal Requesting Disclosure on Cage-Free Egg Commitments in China and Japan

At the Annual Meeting, the shareholders did not approve a shareholder proposal requesting disclosure on cage-free egg commitments in China and Japan. The following is a breakdown of the voting results:

For	Against	Abstain	Broker Non-Votes
62,795,147	738,979,450	9,346,696	147,722,569

Proposal 8 - Shareholder Proposal Requesting an Annual Emissions Congruency Report

At the Annual Meeting, the shareholders did not approve a shareholder proposal requesting annual emissions congruency report. The following is a breakdown of the voting results:

For	Against	Abstain	Broker Non-Votes
9,627,387	793,962,436	7,531,470	147,722,569

The above proposals are further described in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on January 24, 2025.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STARBUCKS CORPORATION

Dated:	March 14, 2025
		By:	/s/ Bradley E. Lerman
Bradley E. Lerman
executive vice president, chief legal officer